UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2015

CLEVELAND BIOLABS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-32954	20-0077155
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

73 High Street

Buffalo, New York 14203

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (716) 849-6810

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events.

On September 21, 2015, the Company issued a press release titled “Department of Defense Grants Cleveland BioLabs Second Award for Advanced Development of Entolimod as a Medical Radiation Countermeasure.” A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release, dated September 21, 2015.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 21, 2015	CLEVELAND BIOLABS, INC.

	By:	/s/ Yakov Kogan
Yakov Kogan
Chief Executive Officer